UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022
------------
BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive	Lake Success	New York	11042
(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
On November 10, 2022, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”).

At the 2022 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.The election of 12 directors for terms of one year and until their successors are elected and qualified;

2.The advisory vote to approve the Company’s executive compensation (the Say on Pay Vote); and

3.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2023.

Proposal No. 1: To elect 12 directors to hold office until the Annual Meeting of Stockholders in the year 2023 and until their respective successors are duly elected and qualified.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes

Leslie A. Brun	96, 847,942	2,659,157	88,975	8,123,928
Pamela L. Carter	97,281,459	2,235,496	79,119	8,123,928
Richard J. Daly	96,442,458	2,835,922	317,694	8,123,928
Robert N. Duelks	95,791,499	3,723,613	80,962	8,123,928
Melvin L. Flowers	99,244,848	268,249	82,977	8,123,928
Timothy C. Gokey	98,958,735	560,818	76,521	8,123,928
Brett A. Keller	99,240,653	276,946	78,475	8,123,928
Maura A. Markus	98,283,334	1,234,785	77,955	8,123,928
Eileen K. Murray	99,359,400	155,819	80,855	8,123,928
Annette L. Nazareth	99,225,154	294,612	76,308	8,123,928
Thomas J. Perna	95,979,555	3,528,666	87,853	8,123,928
Amit K. Zavery	99,273,160	236,096	86,818	8123928

Proposal No. 2: Advisory vote on the Company’s executive compensation (the Say on Pay Vote).

FOR	AGAINST	ABSTAIN	Broker Non-Votes

91,256,603	8,152,680	186,791	8,123,928

Proposal No. 3: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2023.

FOR	AGAINST	ABSTAIN

106,430,264	1,207,633	82,105

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 14, 2022

                        BROADRIDGE FINANCIAL SOLUTIONS, INC.

                         By: /s/ Keir D. Gumbs
                         Keir D. Gumbs
                         Corporate Vice President and
Chief Legal Officer